UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2016

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.03    Material Modification to Rights of Security Holders

The Board of Directors of Apricus Biosciences, Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-10 (the “Reverse Stock Split”).

Effective Date; CUSIP Number

The Reverse Stock Split became effective at 5:00 p.m. Pacific Time on October 21, 2016 (the “Effective Date”). As of the opening of The NASDAQ Capital Market on October 24, 2016, the Common Stock began to trade on a Reverse Stock Split-adjusted basis. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock changed to 03832V307.

Split Adjustment; Treatment of Fractional Shares

On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company was automatically converted into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Effective Date, divided by (ii) ten (10), with such resulting number of shares rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. Further, on the Effective Date, all outstanding options, warrants or other rights convertible into or exercisable for shares of Common Stock will be adjusted in accordance with their terms and pursuant to the exchange ratio of the Reverse Stock Split.

Capitalization

Simultaneously to the Reverse Stock Split, the number of shares of the Company’s authorized Common Stock was correspondingly reduced from 150,000,000 shares to 15,000,000 shares. Immediately prior to the Reverse Stock Split, there were 77.3 million shares of Common Stock issued and outstanding. After the Reverse Stock Split, there were approximately 7.7 million shares of Common Stock issued and outstanding. The Reverse Stock Split has no effect on the par value of the Common Stock or authorized shares of preferred stock. Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, other than as a result of the rounding to eliminate fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Stock Split.

State Filing

The Reverse Stock Split was effected by the filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 on October 21, 2016, effective as of the Effective Date. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporate herein by reference.

No Stockholder Approval Required

Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. NRS Section 78.207 provides that the Company may effect the Reverse Stock Split without stockholder approval if (x) both the number of authorized shares of Common Stock and the number of outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split (y) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (z) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Company has complied with these requirements.

NASDAQ Compliance

The Reverse Stock Split is being effected by the Company in an effort to regain compliance with NASDAQ Listing Rule 5555(a)(2), which requires the Company to maintain a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”). To regain compliance with the Minimum Bid Price Requirement, the bid price of the Company’s Common Stock has to close at or above $1.00 per share for a minimum of ten consecutive business days prior to the Company’s compliance deadline of November 7, 2016. The Company expects that the Reverse Stock Split will allow the Company to regain compliance with the Minimum Bid Price Requirements.

The Company is also out of compliance with NASDAQ Listing Rule 5550(b)(2), which requires the Company to maintain a minimum market value of $35 million (the “Market Value Requirement”). To regain compliance with the Market Value Requirement, the Company must evidence a market value of listed securities of at least $35 million for a minimum of ten consecutive business days. The Company intends to monitor the market value of its Common Stock and consider available options if its Common Stock does not trade at a level likely to result in the Company regaining compliance with NASDAQ’s minimum market value rule prior to the Company’s compliance deadline of November 29, 2016.

The Company issued a press release on October 20, 2016 announcing the Reverse Stock Split. The Company’s press release is filed herewith as Exhibit 99.1.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information required by this Item 5.03 is set forth in Item 3.03 above, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Exhibits
3.1	Certificate of Change, filed October 21, 2016
99.1	Press Release, dated October 20, 2016

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in this report that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things: references to the potential for the Company to regain NASDAQ compliance. Actual results could differ from those projected in any forward-looking statements due to a variety of reasons that are outside of Apricus’ control, including, but not limited to: the Company’s ability to regain NASDAQ compliance generally; and market conditions. These forward-looking statements are made as of the date of this report, and Apricus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward- looking statements. Readers are urged to read the risk factors set forth in Apricus’ most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q, and other filings made with the SEC. Copies of these reports are available from the SEC’s website at www.sec.gov or without charge from Apricus.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: October 25, 2016	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

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